Exhibit 10.17


                                 AMENDMENT NO. 3

                                       TO

                           LOAN AND SECURITY AGREEMENT

               THIS AMENDMENT NO. 3 ("Amendment") is entered into as of December 20, 2001 by and between SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), SYSTEMAX MANUFACTURING INC. (formerly known as Midwest Micro Corp.), a corporation organized under the laws of the State of Delaware ("SMI"), GLOBAL COMPUTER SUPPLIES INC. (successor by merger to Continental Dynamics Corp.), a corporation organized under the laws of the State of New York ("GCS"), GLOBAL EQUIPMENT COMPANY, INC., a corporation organized under the laws of the State of New York ("GEC"), TIGER DIRECT, INC., a corporation organized under the laws of the State of Florida ("Tiger"), DARTEK CORPORATION, a corporation organized under the laws of the State of Delaware ("Dartek"), NEXEL INDUSTRIES, INC., a corporation organized under the laws of the State of New York ("NII"), MISCO AMERICA INC., a corporation organized under the laws of the State of Delaware ("Misco"), SYSTEMAX RETAIL SALES INC., a corporation organized under the laws of the State of Delaware ("SRS"), PAPIER CATALOGUES, INC., a corporation organized under the laws of the State of New York ("PCI"), CATALOG DATA SYSTEMS, INC., a corporation organized under the laws of the State of New York ("CDS"), MILLENNIUM FALCON CORP., a corporation organized under the laws of the State of Delaware ("MFC"), TEK SERV INC., a corporation organized under the laws of the State of Delaware ("TSI"), B.T.S.A., Inc., a corporation organized under the laws of the State of New York ("BTSA") and KEYBOARDMALL.COM INC., a corporation organized under the laws of the State of Delaware ("KMC") (SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, SRS, PCI, CDS, MFC, TSI, BTSA and KMC, each a "Borrower" and jointly and severally the "Borrowers"), the lenders who are parties to the Loan Agreement, as defined herein ("Lenders") and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as agent for the Lenders ("Agent").

                                   BACKGROUND

               Borrowers, Lenders and Agent are parties to a Loan and Security Agreement dated as of June 13, 2001 (as amended by Amendment No. 1 to Loan and Security Agreement dated as of September 1, 2001, by Amendment No. 2 to Loan and Security Agreement and Consent dated as of December 13, 2001 and as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lenders provide Borrowers with certain financial accommodations.

               Borrowers have requested Agent and the Lenders to amend certain provisions of the Loan Agreement to permit additional Capital Expenditures to be made during the current fiscal year and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, clause (i) of Section 7.6 to the Loan Agreement is hereby amended by deleting the sum "$17,500,000" appearing therein and inserting the sum $19,500,000" in lieu thereof.

               3. CONDITION OF EFFECTIVENESS. This Amendment shall become effective as of December 20, 2001, when and only when Agent shall have received six (6) copies of this Amendment in form and substance satisfactory to Agent executed by Borrowers and each of the Lenders.

               4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

                    (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrowers in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                    (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

               5. EFFECT ON THE LOAN AGREEMENT.

                    (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                    (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                    (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               8. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

          IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed as of the day and year first written above.

                                            SYSTEMAX INC.


                                            By: /S/ STEVEN M. GOLDSCHEIN
                                                -------------------------------
                                                 Name: Steven M. Goldschein
                                                 Title: Senior Vice President

                                            SYSTEMAX MANUFACTURING INC.
                                            GLOBAL COMPUTER SUPPLIES INC.
                                            GLOBAL EQUIPMENT COMPANY, INC.
                                            TIGER DIRECT, INC.
                                            DARTEK CORPORATION
                                            NEXEL INDUSTRIES, INC.
                                            MISCO AMERICA INC.
                                            SYSTEMAX RETAIL SALES INC.
                                            PAPIER CATALOGUES, INC.
                                            CATALOG DATA SYSTEMS, INC.
                                            MILLENNIUM FALCON CORP.
                                            TEK SERV INC.
                                            B.T.S.A., INC.
                                            KEYBOARDMALL.COM INC.


                                            By: /S/ STEVEN M. GOLDSCHEIN
                                                -------------------------------
                                                 Name: Steven M. Goldschein
                                                Title: Vice President


                                            JPMORGAN CHASE BANK, formerly known
                                            as THE CHASE MANHATTAN BANK,
                                            as Lender and as Agent


                                            By: /S/ DONNA M. DIFORIO
                                                -------------------------------
                                                 Name: Donna M. DiForio
                                                 Title: Vice President


                                            TRANSAMERICA BUSINESS CAPITAL
                                             CORPORATION, as Lender and as
                                             Co-Agent


                                            By:  /S/ MICHAEL S. BURNS
                                                 -------------------------------
                                            Its:  SENIOR VICE PRESIDENT
                                                  -----------------------------


                                            GMAC COMMERCIAL CREDIT LLC,
                                            as Lender


                                            By:  /S/ BURT Rubenstein
                                                -------------------------------
                                            Its:  SR. VICE PRESIDENT
                                                  -----------------------------